AIRPLANES GROUP
                                                              Exhibit A
   Report to Certificateholders - All numbers in US$ Unless otherwise stated

                  Payment Date: 16 March, 1998.

                  Calculation Date: 10 March, 1998.

(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ----------------------------------------------------
          ------------------------------------------------------------------------------------------------------------
                                                   Prior Balance      Deposits        Withdrawals        Balance on
                                                                                                      Calculation Date
          ------------------------------------------------------------------------------------------------------------
                                                     10-Feb-98                                           10-Mar-98
          Lessee Funded Account                              0.00            0.00            (0.00)               0.00
          Expense Account (note ii)                 23,127,773.89   13,305,204.56   (10,649,747.49)      25,783,230.96
          Collection Account (note iii)            222,302,958.77   46,074,835.69   (47,896,913.77)     220,480,880.69
          ------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                 40,000,000.00                                        40,000,000.00
           -  Maintenance Reserve                   80,000,000.00                                        80,000,000.00
           -  Security Deposit                      54,365,019.00                                        54,406,045.00
           -  Other Collections                     47,937,939.77                                        46,074,835.69
          ------------------------------------------------------------------------------------------------------------
          Total                                    245,430,732.66   59,380,040.25   (58,546,661.26)     246,264,111.65
          ------------------------------------------------------------------------------------------------------------
(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------
          -------------------------------------------------------
          Balance on preceding Calculation Date
          (Feb 10,1998)                             23,127,773.89

          Transfer from Collection Account
          (previous Payment Date)                   13,199,514.04

          Interest Earned during period                105,690.52

          Payments during period between prior
          Calculation Date and the relevant
          Calculation Date:

           - Payments on previous Payment Date     (3,177,747.13)

           - Other payments                        (7,472,000.36)
                                                   --------------
          Balance on relevant Calculation Date
          (Mar10, 1998)                             25,783,230.96
          -------------------------------------------------------
(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
          -------------------------------------------------------
          Balance on preceding Calculation Date
          (Feb 10, 1998)                           222,302,958.77
          Collections during period                 46,009,327.60
          Swap receipts (previous Payment Date)         65,508.09
          Transfer to Expense Account (previous
          Payment Date)                           (13,199,514.04)
          Net transfer to Lessee Funded Accounts
          Aggregate Certificate Payments
          (previous Payment Date)                 (33,896,913.77)
          Swap payments (previous Payment Date)      (800,485.96)
                                                  ---------------
          Balance on relevant Calculation Date
          (Mar 10, 1998)                           220,480,880.69
          -------------------------------------------------------

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
        ------------------------------------------------
                            ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                            ----------------------------------------------
                            Priority of Payments
                      (i)   Required Expense Amount                                36,672,575.04
                     (ii)   a) Class A Interest                                    10,794,115.74
                            b) Swap Payments                                          817,837.92
                    (iii)   First Collection Account Top-up                       120,000,000.00
                     (iv)   Minimum Hedge Payment                                     146,409.00
                      (v)   Class A Minimum Principal                                       0.00
                     (vi)   Class B Interest                                        1,705,014.84
                    (vii)   Class B Minimum Principal                               1,045,073.85
                   (viii)   Class C Interest                                        2,546,875.00
                     (ix)   Class D Interest                                        3,625,000.00
                      (x)   Second Collection Account Top-up                       54,205,518.00
                     (xi)   Class A Principal Adjustment Amount                     6,285,211.09
                    (xii)   Class C Scheduled Principal                                     0.00
                   (xiii)   Class D Scheduled Principal                                     0.00
                    (xiv)   Modification Payments                                           0.00
                     (xv)   Soft Bullet Note Step-up Interest                               0.00
                    (xvi)   Class E Minimum Interest                                  492,684.17
                   (xvii)   Supplemental Hedge Payment                                146,409.00
                  (xviii)   Class B Supplemental Principal                                  0.00
                    (xix)   Class A Supplemental Principal                          7,781,388.00
                     (xx)   Class D Outstanding Principal                                   0.00
                    (xxi)   Class C Outstanding Principal                                   0.00
                   (xxii)   Class E Supplemental Interest                                   0.00
                  (xxiii)   Class B Outstanding Principal                                   0.00
                   (xxiv)   Class A Outstanding Principal                                   0.00
                    (xxv)   Class E Accrued Unpaid Interest                                 0.00
                   (xxvi)   Class E Outstanding Principal                                   0.00
                  (xxvii)   Charitable Trust                                                0.00
                                                                                ----------------
          Total Payments with respect to Payment Date                             246,264,111.65
                Less Collection Account Top-Ups ((iii) and (x)above)            (174,205,518.00)
                                                                                ----------------
                                                                                   72,058,593.65
                                                                                ================

(iv)   PAYMENT ON THE CERTIFICATES
       ---------------------------
       ------------------------------------------------------------------------------------------------------------------------
       (a) FLOATING RATE CERTIFICATES                                    A-1              A-2              A-3              A-4
           --------------------------
           Applicable LIBOR                                         5.62500%         5.62500%         5.62500%         5.62500%
           Applicable Margin                                        0.25000%         0.32000%         0.47000%         0.62000%
           Applicable Interest Rate                                 5.87500%         5.94500%         6.09500%         6.24500%
           Interest Amount Payable                              3,745,312.50     3,344,062.50     2,285,625.00       936,750.00
           Step Up Interest Amount                                      0.00             0.00             0.00             0.00

           Opening Principal Balance                          850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
           Minimum Principal Payment Amount                             0.00             0.00             0.00             0.00
           Adjusted Principal Payment Amount                            0.00             0.00             0.00             0.00
           Supplemental Principal Payment Amount                        0.00             0.00             0.00             0.00
           Total Principal Distribution Amount                          0.00             0.00             0.00             0.00
           Redemption Amount
            - amount allocable to principal                             0.00             0.00             0.00             0.00
            - premium allocable to premium                              0.00             0.00             0.00             0.00
                                                              -----------------------------------------------------------------
           Outstanding Principal Balance (Mar 16, 1998)       850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
       ------------------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------
                                                                         A-5          Class B

           Applicable LIBOR                                         5.62500%         5.62500%
           Applicable Margin                                        0.35000%         1.10000%
           Applicable Interest Rate                                 5.97500%         6.72500%
           Interest Amount Payable                                482,365.74     1,705,014.84
           Step Up Interest Amount                                      0.00             0.00

           Opening Principal Balance                          107,640,889.37   338,045,073.85
           Minimum Principal Payment Amount                             0.00     1,045,073.85
           Adjusted Principal Payment Amount                    6,285,211.09             0.00
           Supplemental Principal Payment Amount                7,781,388.00             0.00
           Total Principal Distribution Amount                 14,066,599.09     1,045,073.85
           Redemption Amount
            - amount allocable to principal                             0.00             0.00
            - premium allocable to premium                              0.00             0.00
       --------------------------------------------------------------------------------------
           Outstanding Principal Balance (Mar 16, 1998)        93,574,290.28   337,000,000.00
       --------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------
       (b) FIXED RATE CERTIFICATES                                   Class C          Class D
           -----------------------
           Applicable Interest Rate                                  8.1500%         10.8750%
           Interest Amount Payable                              2,546,875.00     3,625,000.00

           Opening Principal Balance                          375,000,000.00   400,000,000.00
           Scheduled Principal Payment Amount                           0.00             0.00
           Redemption Amount
            - amount allocable to principal                             0.00             0.00
            - amount allocable to premium                               0.00             0.00
           Pool Factors and scheduled dollar amount for
           each class                                                   0.00             0.00
                                                              -------------------------------
           Outstanding Principal Balance (Mar 16, 1998)       375,000,000.00   400,000,000.00
       --------------------------------------------------------------------------------------
       Table of rescheduled Pool Factors                                 n/a              n/a
         in the event of a partial redemption

(v)    FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
       ------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------
                                            A-4            A-5            A-6            A-7            A-8    Class B  *(Note 1)

       Applicable LIBOR                 5.68750%       5.68750%       5.68750%       5.68750%       5.68750%   5.68750%
       Applicable Margin                0.62000%       0.35000%       0.34000%       0.26000%       0.37500%   0.75000%
       Applicable Interest Rate         6.30750%       6.03750%       6.02750%       5.94750%       6.06250%   6.43750%
       -----------------------------------------------------------------------------------------------------------------

(vi)   CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)
       --------------------------------------------------------------------------------------------
       -------------------------------------------------------------------------------------------------------------
(a)    FLOATING RATE CERTIFICATES
       --------------------------
       -------------------------------------------------------------------------------------------------------------
                                                     A-1          A-2          A-3         A-4        A-5        A-6
       Opening Principal Amount                 8,500.00     7,500.00     5,000.00    2,000.00   1,076.41
       Total Principal Payments                     0.00         0.00         0.00        0.00   (140.67)
       Refinancing Proceeds                                                                                 8,500.00
       Refinancing Payments                   (8,500.00)   (7,500.00)   (5,000.00)
                                              ----------------------------------------------------------------------
       Closing Outstanding Principal Balance        0.00         0.00         0.00    2,000.00     935.74   8,500.00

       Total Interest                              37.45        33.44        22.86        9.37       4.82
       Total Premium                                0.00         0.00         0.00        0.00       0.00
       -------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------
                                                    A-7           A-8      Class B     Class B
                                                                                       *(Note 1)
       Opening Principal Amount                                           3,380.45
       Total Principal Payments                                            (10.45)
       Refinancing Proceeds                     5,500.00     7,000.00                 3,370.00
       Refinancing Payments                                             (3,370.00)
                                                ------------------------------------------------
       Closing Outstanding Principal Balance    5,500.00     7,000.00       (0.00)    3,370.00

       Total Interest                                                        17.05
       Total Premium                                                                      0.00
       -----------------------------------------------------------------------------------------
                                                                      * Note 1 :   As Refinanced

(b)    FIXED RATE CERTIFICATES
       -----------------------
       ---------------------------------------------------------
                                             Class C     Class D
       Opening Principal Amount             3,750.00    4,000.00
       Total Principal Payments                 0.00        0.00
                                            --------------------
       Outstanding Principal Balance        3,750.00    4,000.00

       Total Interest                          25.47       36.25
       Total Premium                            0.00        0.00
       ---------------------------------------------------------

                                                                      Exhibit B


      Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                   /s/Vivian Fu
                                                                   ------------
                                                                      Vivian Fu